Exhibit 99.3

FORM OF

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement, dated as of May 12, 2011 (this “Agreement”), is entered into by and between Discover Bank, a Delaware banking corporation (“Buyer”), on the one hand, and the stockholders of Parent set forth on the signature pages hereto (each a “Stockholder” and collectively, the “Stockholders”), on the other hand.

RECITALS

WHEREAS, Buyer, Tree.com, Inc., a Delaware corporation (“Parent”), Home Loan Center, Inc., a California corporation, and the other Sellers named therein, are concurrently herewith executing an Asset Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”; capitalized terms used but not defined herein shall have the respective meanings set forth in the Purchase Agreement);

WHEREAS, as a condition to Buyer executing and delivering the Purchase Agreement, Buyer is requiring that the Stockholders enter into this Agreement; and

WHEREAS, as of the date hereof, each of the Stockholders beneficially owns the number of shares of common stock, par value $.01 per share (the “Parent Common Stock”), of Parent set forth under their respective names on the signature page hereto (all such shares, the “Existing Shares” and the respective Existing Shares for which a Stockholder has sole or shared power to vote or dispose of, the “Respective Existing Shares”; and, together with any securities issued or exchanged with respect to such shares of Parent Common Stock upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of Parent or any other similar change in Parent’s capital structure or securities of which each such Stockholder acquires beneficial ownership after the date hereof and prior to the record date for any meeting of stockholders of Parent or solicitation of written consents of the stockholders of Parent with respect to the Purchase Agreement and the transactions contemplated thereby, collectively referred to herein as, the “Covered Shares”).

AGREEMENT

NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.                                       Certain Covenants.

1.1                                                                                 Lock-Up.  The Stockholders hereby covenant and agree that from and after the date of this Agreement until the earlier of (a) the receipt of the Parent Stockholder Approval at the Stockholders’ Meeting, and (b) the date on which this Agreement is terminated in accordance with its terms, it will not (x) directly or indirectly sell, transfer, assign, tender or otherwise dispose of or limit its right to vote the Covered Shares, or agree to do any of the foregoing (each a “Transfer”) or (y) knowingly take any action or actions that are, individually or in the aggregate, reasonably likely to delay, prevent or have an adverse effect on such Stockholder’s ability to satisfy its obligations under this Agreement; provided that, if the affirmative vote of the stockholders of Parent in favor of the Purchase Agreement and the transactions contemplated thereby has not been obtained by September 12, 2011, then the Stockholders shall be permitted to effect Transfers that would be in accordance with Rule 144(e) (as if the Stockholders are a single “person” as such term is used in Rule 144) and Rule 144(f) were the Stockholders subject to such provisions. Notwithstanding the foregoing, any Stockholder may Transfer (a “Permitted Transfer”) any or all of the Covered Shares to any Affiliate of such Stockholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Permitted Transfer, each Person to which any of such Covered Shares or any interest in any of such Covered Shares is transferred shall have executed and delivered to Buyer a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement.

1.2                                                                                 No Solicitation.  Each Stockholder hereby agrees that, during the Term of this Agreement, in its capacity as a stockholder of Parent and not in any other capacity, shall not, and shall use its reasonable best efforts to cause its Affiliates and its and their respective Representatives not to, directly or indirectly:  (i) solicit, initiate, assist or knowingly facilitate or encourage the making of any Acquisition Proposal or any inquiry, offer or proposal that may reasonably be expected to lead to any Acquisition Proposal; or (ii) enter into, engage or participate in, or continue any negotiations regarding any Acquisition Proposal or any inquiry, proposal or offer that may reasonably be expected to lead to, any Acquisition Proposal; (iii) furnish to any person or group (other than Buyer and its Affiliates) any non-public information relating to Parent or any of its Affiliates; (iv) engage or participate in discussions with any person with respect to any Acquisition Proposal or any proposal, inquiry or offer that could reasonably be expected to lead to any Acquisition Proposal; or (v) publicly announce an intention to approve, endorse or recommend, or enter into any letter of intent or similar document or any agreement, commitment or other Contract relating to any Acquisition Proposal or any inquiry, offer or proposal that could reasonably be expected to lead to, any Acquisition Proposal; provided, that at any time prior to the approval of the Purchase Agreement by Parent’s stockholders, so long as the Acquisition Proposal did not arise out of a breach of Section 7.7 of the Purchase Agreement by Parent, each Stockholder may, in respect to a written Acquisition Proposal received by Parent, participate in discussions or negotiations with, or furnish information to, any Person which makes such an Acquisition Proposal, but only if Parent is permitted to participate in discussions or negotiations with or furnish information to, such Person in accordance with Section 7.7 of the Purchase Agreement.  Each Stockholder agrees that any breach of this Section 1.2 by any controlled Affiliate of such Stockholder or any of its or their respective Representatives shall constitute a breach of this Section 1.2 by such Stockholder.

1.3                                                                                 Stop-Transfer Order.  Each Stockholder understands and agrees that if such Stockholder attempts to Transfer any of its Respective Existing Shares other than through a Transfer permitted by this Agreement, Parent shall not permit such Transfer, and each Stockholder hereby unconditionally and irrevocably instructs Parent to instruct its transfer agent to enter into a stop transfer order with respect to all Existing Shares.  In the event that a Stockholder intends to undertake a Transfer permitted by this Agreement, such Stockholder shall provide notice thereof to Parent and Buyer and Parent shall instruct its transfer agent to (i) lift the stop transfer order in order to effect such Transfer and (ii) re-enter the stop transfer order with respect to any shares still subject to this Agreement upon completion of such Transfer.

1.4                                                                                 [Intentionally Omitted].

1.5                                                                                 Voting Agreement.

(a)                                  Each Stockholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Existing Shares.

(b)                                                                                 Until termination of this Agreement in accordance with its terms, at any meeting of the stockholders of Parent (whether annual or special), however called, or at any adjournment or postponement thereof, the Stockholders shall:  (i) with respect to any vote relating to the Purchase Agreement or the transactions contemplated thereby or any other matter to be approved by the stockholders of Parent to facilitate any of them, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum and vote (or cause to be voted) the Covered Shares, in person or by proxy, in favor of the approval of the Purchase Agreement and the transactions contemplated thereby, or consent to (or cause to be consented to) in lieu of such meeting; and (ii) vote (or cause to be voted), in person or by proxy, the Covered Shares against or decline to consent (or cause consent to be declined) in lieu of such meeting any Acquisition Proposal.  Notwithstanding the foregoing, if the Board of Directors of Parent has effected (and not withdrawn) a Permitted Change of Recommendation in accordance with the terms of Section 7.7(d)(i) of the Purchase Agreement in response to a Superior Proposal, then the obligation to vote as set forth in clause (i) above shall only apply to a number of Covered Shares equal to 2.5% of the total number of shares of Parent Common Stock outstanding on the record date for such meeting or consent, allocated amongst the Stockholders as they determine in their sole discretion, and the Stockholders may vote the remaining Covered Shares in their sole discretion, as they determine.

(c)                                  Any such vote shall be cast (or consent shall be given) by the Stockholders in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining whether a quorum is present.

1.6                                                                                 Disclosure.  The Stockholders hereby authorize Buyer to publish and disclose in any announcement or disclosure required by the SEC, the NASDAQ Stock Market or any other national securities exchange and, to the extent required by applicable Law, the Proxy Statement (including all documents and schedules filed with the SEC in connection therewith) and any other required filings under the Securities Act or the Exchange Act or otherwise required by Law, their respective identities and ownership of shares of Parent Common Stock and the nature of their commitments, arrangements and understandings under this Agreement; provided, that, Buyer provides the Stockholders with a draft of any such disclosure a reasonable time prior to such disclosure and incorporates the reasonable comments of the Stockholders and their Representatives to such disclosure.

2.                                       Representations and Warranties of the Stockholders.  Each Stockholder hereby severally but not jointly represents and warrants to Buyer as of the date hereof as follows:

2.1                                                                                 Ownership.  Such Stockholder has Beneficial Ownership of its Respective Existing Shares, free and clear of any Encumbrances (except for those created by this Agreement).  As of the date hereof, the Existing Shares constitute all of the shares of Parent Common Stock Beneficially Owned by such Stockholder or any of its controlled Affiliates.

Except as otherwise set forth herein, such Stockholder has sole voting power (including the right to control such vote as contemplated herein) with respect to the matters set forth in Section 1.5 of this Agreement, sole power of disposition, sole power to issue instructions with respect to the matters set forth in this Agreement, and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Stockholder’s Respective Existing Shares.  “Beneficial Ownership” (and related terms such as “beneficially owned” or “beneficial owner”) for purposes of this Agreement has the meaning set forth in Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

2.2                                                                                 Organization; Authority; Enforceability.  Such Stockholder is a corporate entity or limited partnership, duly existing under the laws of the jurisdiction of its formation.  Such Stockholder has the corporate or other legal entity power and authority, and has taken all action necessary, to authorize, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder, and no other action on the part of such Stockholder is necessary to authorize and approve this Agreement and the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Stockholder and (assuming the due authorization, execution and delivery by Buyer) constitutes the legal, valid and binding obligation of such Stockholder, Enforceable against such Stockholder.

2.3                                                                                 No Conflicts.  The execution and delivery by such Stockholder of this Agreement, the performance by such Stockholder of its obligations hereunder and consummation of the transactions contemplated hereby by such Stockholder do not and will not:  (a) breach or violate (i) any Law or Order to which such Stockholder or any of its assets or properties, including its Respective Existing Shares, is subject or (ii) if applicable, any provision of the Organizational Documents of such Stockholder or (b) breach or conflict with, or constitute a default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, any contract, agreement, lease, license, arrangement, bilateral understanding commitment, obligation or instrument, Order or License to which such Stockholder is a party or by which it is bound or to which any of its assets or properties, including its Respective Existing Shares, is subject.

2.4                                                                                 Actions.  Such Stockholder is not (a) subject to any outstanding Order or (b) a party or, to the knowledge of such Stockholder, threatened to be made a party to any Action, in each case relating to or affecting the Covered Shares or that, if adversely determined, would, individually or in the aggregate, be reasonably likely to delay, prevent or have a material adverse effect on such Stockholder’s ability to satisfy its obligations under this Agreement.

2.5                                                                                 Reliance by Buyer.  Such Stockholder understands and acknowledges that Buyer is entering into the Purchase Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of such Stockholder herein and therein.

3.                                       Representations and Warranties of Buyer.  Buyer hereby represents and warrants to the Stockholders as of the date hereof as follows:

3.1                                                                                 Organization; Authorization; Enforceability.  Buyer is a banking corporation duly incorporated, validly existing, and in good standing under the Laws of the State of Delaware.  Buyer has the corporate power and authority, and has taken all action necessary, to authorize, execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by Buyer and (assuming the due authorization, execution and delivery by the Stockholders) constitutes the legal, valid and binding obligation of the Stockholders, Enforceable against Buyer.

3.2                                                                                 No Conflicts.  The execution and the delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and consummation of the transactions contemplated hereby by Buyer do not and will not:  (a) breach or violate (i) any Law or Order to which Buyer or its assets and properties is subject or (ii) any provision of Buyer’s Organizational Documents; (b) breach or conflict with, or constitute a default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, any Contract, Order or License to which Buyer is a party or by which it is bound or to which any of Buyer’s assets or properties is subject; or (c) require the approval, consent, authorization or act of, or the making by Buyer of any filing with, any Third Party or Governmental Authority.

4.                                       Buyer Deliverables.  Buyer has provided to Stockholders true, correct and complete copies of the Voting and Support Agreements executed as of the date hereof by Douglas Lebda and Liberty USA Holdings, LLC.  Other than this Agreement, those are the only voting agreements that Buyer is a party to in connection with the transactions contemplated by the Purchase Agreement.

5.                                       Miscellaneous.

5.1                                                                                 Term.  The term (the “Term”) of this Agreement shall commence on the date hereof and shall terminate upon the earlier of (i) the Closing Date, and (ii) the termination of the Purchase Agreement in accordance with its terms.

5.2                                                                                 [Intentionally Omitted].

5.3                                                                                 No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Buyer any direct or indirect ownership or incidence to ownership of or with respect to any Existing Shares.  All rights, ownership and economic benefits of and relating to the Existing Shares shall remain vested in and belong to the respective Stockholders, and Buyer shall have no authority to direct the Stockholders in the voting or disposition of any of the Covered Shares, expect as otherwise provided herein.

5.4                                                                                 Entire Agreement.  This Agreement supersedes all prior agreements, representations and warranties, whether written or oral, of the parties hereto with respect to the subject matter contained herein and constitutes a complete and exclusive statement of the terms of the agreement between the parties hereto with respect to its subject matter.

5.5                                                                                 Notices.  All notices, consents and other communications required or permitted by this Agreement shall be in writing and shall be (a) delivered to the appropriate address by hand, by nationally recognized overnight service or by courier service (costs prepaid),

(b) sent by facsimile or e-mail, or (c) sent by registered or certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other party):

Buyer:

Discover Bank

12 Read’s Way

New Castle, DE 19720

Attention: Mike Rickert

Fax: (302) 323-7393

Email:

with a copy (which shall not constitute notice) to:

Sidley Austin LLP

One South Dearborn Street

Chicago, IL 60603

Attention:  Paul L. Choi

Fax:  (312) 853-7036

Email:  pchoi@sidley.com

Stockholders:

Second Curve Capital, LLC

405 Lexington Avenue 52nd Floor

New York, NY 10174

Attention:

Fax:

Email:

All notices, consents, waivers and other communications shall be deemed to have been duly given (as applicable):  if delivered by hand, when delivered by hand; if delivered by overnight service, when delivered by nationally recognized overnight service; if delivered by courier, when delivered by courier; if sent via registered or certified mail, five (5) Business Days after being deposited in the mail, postage prepaid; or if delivered by email or facsimile, when received by the recipient prior to 5:00 p.m. local time for the recipient (and if received by the recipient after 5:00 p.m. local time for the recipient, then delivery will be deemed duly given at 9:00 a.m. local time for the recipient on the subsequent Business Day).

5.6                                                                                 Modifications; Waiver.  No provision of this Agreement may be amended, supplemented or otherwise modified except by a written agreement mutually executed by the parties hereto (except for assignments as permitted hereunder).  Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof.  Any such wavier shall be validly and sufficiently authorized for purposes of this Agreement if, as to any party, it is authorized in writing by an authorized representative of such party.  Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by Law, (a) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (b) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

5.7                                                                                 Expenses.  Each party will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of its Representatives.

5.8                                                                                 Assignments, Successors and No Third Party Rights.  Except as permitted under Section 1.1 of this Agreement, neither party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other party.  Any other purported assignment without written consent of the other party shall be void and of no effect.  Subject to the foregoing, this Agreement will apply to, be binding in all respects upon and inure to the sole benefit of the successors and permitted assigns of the parties.  Except that Parent is a third-party beneficiary of the covenant of the Stockholders as set forth in Section 1.2 hereof, nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under or with respect to any provision of this Agreement.

5.9                                                                                 [Intentionally Omitted].

5.10                                                                           Severability.  Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held invalid, illegal or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  Any provision of this Agreement held invalid, illegal or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid, illegal or unenforceable, unless such a construction would be unreasonable.  The parties hereto further agree to replace such invalid or unenforceable provision with a valid and enforceable provision that will achieve, to the extent possible, the economic and business purposes of such invalid or unenforceable provision; provided, that such replacement shall not result in a materially adverse impairment of the rights or obligations of either party.

5.11                                                                           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflict of law principles.

5.12                                                                           Waiver of Jury Trial.  EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY RELEASES, WAIVES AND RELINQUISHES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY CLAIM, DEMAND, ACTION, SUIT,

PROCEEDING OR CAUSE OF ACTION, WHICH IN ANY WAY (DIRECTLY OR INDIRECTLY) ARISES OUT OF, RESULTS FROM OR RELATES TO ANY OF THE FOLLOWING, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER BASED ON CONTRACT OR TORT OR ANY OTHER LEGAL BASIS:  (I) THIS AGREEMENT; (II) ANY PAST, PRESENT OR FUTURE ACT, OMISSION, CONDUCT OR ACTIVITY WITH RESPECT TO THIS AGREEMENT; (III) ANY TRANSACTION, EVENT OR OCCURRENCE CONTEMPLATED BY THIS AGREEMENT; (IV) THE PERFORMANCE OF ANY OBLIGATION OR THE EXERCISE OF ANY RIGHT UNDER THIS AGREEMENT; AND (V) THE ENFORCEMENT OF THIS AGREEMENT.  EACH OF THE PARTIES HERETO HEREBY FURTHER AGREES THAT THIS AGREEMENT CONSTITUTES ITS WRITTEN CONSENT THAT TRIAL BY JURY SHALL BE WAIVED IN ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION AND AGREES THAT EACH OF THEM SHALL HAVE THE RIGHT AT ANY TIME TO FILE THIS AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT IN WHICH ANY SUCH CLAIM, DEMAND, ACTION, SUIT, PROCEEDING OR OTHER CAUSE OF ACTION MAY BE PENDING AS WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

5.13                                                                           Submission to Jurisdiction; Service of Process.

(a)                                  Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Delaware Chancery Court, or if such court shall not have jurisdiction, any federal or other state court of the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any such court.  Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

(b)                                 Each party to this Agreement irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to this Agreement and the transactions contemplated hereby, on behalf of itself or its property, by personal delivery of copies of such process to such party.  Nothing in this Section 5.13 shall affect the right of any party to serve legal process in any other manner permitted by Law.

5.14                                                                           Specific Performance.  The parties hereby expressly acknowledge and agree that irreparable damage would result, no adequate remedy at law would exist and damages would be difficult to determine in the event that any provision of this Agreement is not performed in accordance with its specific terms or otherwise breached.  Therefore, in addition to, and not in limitation of, any other remedy available to any party, an aggrieved party under this Agreement shall be entitled to specific performance of the terms hereof and immediate injunctive relief, without the necessity of proving the inadequacy of money damages as a remedy or the necessity of posting a bond.  Such remedies, and any and all other remedies provided for in this Agreement, shall, however, be cumulative in nature and not exclusive and shall be in addition to any other remedies whatsoever which any party may otherwise have.  Each party hereby further agrees that in the event of any action by the other party for specific performance or injunctive relief, it will not assert that a remedy at law or other remedy would be adequate or that specific performance or injunctive relief in respect of such breach or violation should not be available on the grounds that money damages are adequate or any other grounds.

5.15                                                                           Time of Essence.  With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

5.16                                                                           Execution of Agreement.  This Agreement may be executed in counterpart signature pages executed and delivered via facsimile transmission or via email with scan or email attachment.  Any such counterpart executed and delivered via facsimile transmission or via email with scan or email attachment will be deemed an original for all intents and purposes.  All such counterparts shall together constitute one and the same instrument.

5.17                                                                           Interpretation.

(a)                                  Each party hereto acknowledges that it has consulted with, or has been afforded the opportunity to consult with, counsel of its own choosing in connection with the drafting, negotiation and execution of this Agreement and that it enters into this Agreement of its own free will and as its independent act.  The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of construction shall be applied against or in favor of either party, and neither party shall be deemed the drafter of this Agreement, and the parties all waive any statute, principle or rule of law to the contrary.

(b)                                 In this Agreement, unless a clear contrary intention appears:

(i)                                     the singular number includes the plural number and vice versa and reference to any gender includes each other gender;

(ii)                                  reference to any Person includes such Person’s predecessors, successors and assigns but only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity;

(iii)                               the headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation;

(iv)                              all references to “Sections” refer to the corresponding Sections of this Agreement, unless otherwise stated;

(v)                                 “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof;

(vi)                              reference to any agreement (other than the Purchase Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(vii)                           reference to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules or regulations promulgated thereunder;

(viii)                        references to documents, instruments or agreements (including this Agreement but not the Purchase Agreement) shall be deemed to refer as well to all addenda, exhibits or schedules thereto;

(ix)                                “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding the word “including”;

(x)                                   where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner;

(xi)                                “or” is used in the inclusive sense of “and/or”;

(xii)                             with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(xiii)                          references to amounts of money expressed in dollars are references to United States dollars, unless express reference is made to currency of another country.

5.18                                                                           Further Assurances.  The parties to this Agreement agree to cooperate and to execute and deliver such instruments and take such further actions as any other party to this Agreement may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

 [Signatures on the Following Page]

IN WITNESS WHEREOF, Buyer and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

Discover Bank

By:
Name:
Title:

[Signature Page to Voting Agreement]

Stockholders

Second Curve Opportunity Fund

By:
Name:
Title:

Respective Existing Shares:

Second Curve Partners II LP

By:
Name:
Title:

Respective Existing Shares:

Second Curve Partners Intl Ltd

By:
Name:
Title:

Respective Existing Shares:

Second Curve Partners LP

By:
Name:
Title:

Respective Existing Shares:

[Signature Page to Voting Agreement]